FLEETCOR ANNOUNCES NEW HEAD OF NORTH AMERICA LOCAL FUEL CARD BUSINESS

NORCROSS, GA., May 31, 2017 — FLEETCOR Technologies, Inc. (NYSE: FLT) today announced that Ashley Thekkekara has been named head of the Company’s newly created North America local fuel card business effective July 1, 2017. Mr. Thekkekara is assuming the responsibility of the local fuel card business from Todd House, who announced his intention to resign. This new position is being established to realign the North America fuel card business into three market facing components - local fuel cards, partners, and trucking. David Maxsimic will continue to head the North America Partner business and Greg Secord will continue to head the North America trucking business, but both David and Greg will take on additional responsibilities under the realignment.

“I would like to congratulate Ashley on his appointment. He is an accomplished executive with proven operational expertise that has helped lead our growth in fuel cards in North America,” said Ron Clarke, chairman and chief executive officer of FLEETCOR Technologies, Inc. “We’d also like to thank Todd for his many contributions for the past eight years. Todd has recruited some terrific people, has been a big part of our journey and he will be missed.”

“I am extremely proud of what we have accomplished over the last eight years,” said Todd House. “I have worked closely with Ashley and have complete confidence that the North American local fuel card business is poised for years of growth under his leadership.”

Mr. Thekkekara joined FLEETCOR in 2009 and has most recently been in charge of the overall STP transformation initiative. Prior to that Ashley held the position SVP of global credit and rate management. Before joining FLEETCOR he was VP of Marketing and Analytics at Axiant, LLC.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FleetCor’s beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project,” “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. Examples of forward-looking statements in this press release include statements relating to the expected benefits of the reorganization of our fuel card business and the expected growth of our North American fuel card business. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as failure to successfully reorganize our fuel card business  or otherwise achieve anticipated benefits from this reorganization and the effects of general economic conditions, as well as the other risks and uncertainties identified under the caption “Risk Factors” in FleetCor’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 1, 2017. FleetCor believes these forward-looking statements are reasonable; however, forward-looking statements are not a guarantee of performance, and undue reliance should not be placed on such statements. The forward-looking statements included in this press release are made only as of the date hereof, and FleetCor does not undertake, and specifically disclaims, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

About FLEETCOR
FLEETCOR is a leading global provider of fuel cards and workforce payment products to businesses. FLEETCOR’s payment programs enable businesses to better control employee spending and provide card-accepting merchants with a high volume customer base that can increase their sales and customer loyalty. FLEETCOR serves commercial accounts in North America, Latin America, Europe, and Australia/New Zealand. For more information, please visit www.FLEETCOR.com.

Contact
Investor Relations
investor@fleetcor.com
770-729-2017